Supplement to the
Fidelity® California Limited Term Tax-Free Bond Fund
April 29, 2022
Summary Prospectus

Effective April 1, 2023, the Adviser reduced and replaced the fund's management fee, which consisted of a group fee component plus an individual fee rate, with a flat rate. The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee A	0.20%
Distribution and/or Service (12b-1) fees	None
Other expensesA	0.09%
Total annual operating expenses	0.29%
AAdjusted to reflect current fees.

1 year	$30
3 years	$93
5 years	$163
10 years	$368

CSI-SUSTK-0423-101 1.9880503.101	April 1, 2023